LONG-TERM VENTURE LOAN	12 Months Ended
Dec. 31, 2011
LONG-TERM VENTURE LOAN [Abstract]
LONG-TERM VENTURE LOAN
NOTE 7:-	LONG-TERM VENTURE LOAN

On April 1, 2008, the Company entered into a $ 2,500 venture loan agreement with Plenus, an Israeli venture-lending firm. The loan was for a period of three years, and bore interest at the rate of 10% per annum paid quarterly commencing July 2008. The loan was repayable at any time. In April 2009, the Company paid $ 500 of the principal of the loan. Following this payment the remaining balance of the loan was repayable in monthly installments of approximately $ 83 commencing May 2009 through April 2011. As part of the loan agreement, the Company granted Plenus a fixed charge over its intellectual property assets and a floating charge over its assets, the U.S subsidiary granted Plenus a security interest over its assets, and the Company's subsidiaries provided Plenus with guaranties with respect to the loan. The agreement also limited the Company's ability to assume additional debt or perform certain transactions without the consent of Plenus.

The loan agreement included financial covenants which related to the level of revenues, operating income and cash balances of the Company. During the period ended December 2009, the Company complied with such covenants.

In connection with the venture loan, the Company granted Plenus a warrant to purchase up to 175,781 Ordinary Shares with an exercise price of $ 2.56 per Ordinary Share for a total amount of $ 450. The warrant was exercisable for a period of five years. The exercise price (and consequently the number of shares to be issued) was subject to certain adjustments should the Company issue additional shares or convertible securities of the Company at an effective price per share which is lower that the exercise price ("the Down-Round Protection"). Other adjustments to the exercise price included M&A transactions, payment or distribution of certain dividends, subdivision or combination of outstanding shares.

As a result of the adoption of the guidance under ASC 815-40 on January 1, 2009 and due to the Down Round Protection of the warrant as described above, the warrant was separately accounted for as a derivative under ASC 815.

The Company initially applied by recording a cumulative-effect adjustment to accumulated deficit as of January 1, 2009, for the effect of accounting for the warrant as a liability. From January 1, 2009 the warrant was marked to market and changes in its fair value are included in the consolidated statement of operations under financial expenses. The Company utilized an option price model assisted by a third party and estimates and assumptions provided by management. The value was determined in accordance with ASC 820 "Fair Value Measurements and Disclosures", and was $ 248 as of December 31, 2009 and is considered as Level 3. The change in the value from January 1, 2009 was charged to statement of operations.

On July 9, 2010 the Company received a letter from Plenus, the venture lender, irrevocably waiving its contractual right to the anti-dilution down-round protection of the shares covered by the warrant therefore was reclassified as equity item. Consequently the warrant was ceased to be marked to market from that date going forward. On September 21, 2010, the warrant was exercised by means of cashless exercise by Plenus.

On September 7, 2010 the Company repaid the remainder of the loan amount to Plenus.